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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549
                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 31, 2006
                          ____________________________

                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

           000-33297                                  88-0450923
    (Commission File Number)               (IRS Employer Identification No.)

                             5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
             (Address of Principal Executive Offices and zip code)

                                 (323) 725-5555
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 31, 2006, Taverniti So Jeans, LLC ("Taverniti"), a wholly-owned subsidiary of Blue Holdings, Inc. (the "Registrant"), entered into an Assignment, Assumption and Amendment Agreement with Caitac International, Inc., a corporation organized under the laws of Japan ("Caitac"), and Blue Concept, LLC, a California limited liability company ("Blue Concept"), pursuant to which Blue Concept assigned to Taverniti its rights under that certain International Distribution Agreement dated as of May 1, 2005, between Blue Concept and Caitac.

     Under the terms of the International Distribution Agreement, Blue Concept, on behalf of Taverniti, granted to Caitac for a term of 42 months the exclusive right to distribute products under the brand name "Taverniti So Jeans" in the territory of Japan. The International Distribution Agreement automatically renews for additional 3-year terms unless either party provides notice to the other of termination thereof or the International Distribution Agreement is terminated by mutual written consent of the parties thereto. Caitac's purchase price for products and salesman samples under the brand name "Taverniti So Jeans" under the International Distribution Agreement is at a discount to the then current United States wholesale price of such products.

     Blue Concept also agreed to supply Caitac with samples of all sales aids produced in connection with products under the brand name "Taverniti So Jeans" for use by Caitac in drafting sales aids for marketing in Japan and to provide Caitac with access to technical, sales and service personnel to such degree as Blue Concept deems appropriate.

     In addition, Blue Concept granted to Caitac a right of first refusal to distribute products under the brand name "Taverniti So Jeans" in East Asia, including without limitation, the People's Republic of China, the Republic of Korea (South Korea), the Republic of China (Taiwan), Singapore, Malaysia, Vietnam, Indonesia and the Philippines.

     Caitac agreed to use its best efforts to achieve minimum sales levels during the term of the International Distribution Agreement.

     Blue  Concept  is  co-owned  by Paul Guez, the Registrant's Chairman, Chief
Executive Officer and President, and majority shareholder. The Assignment, Assumption and Amendment Agreement was approved by a majority of the Registrant's Board of Directors, including all of its independent directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Blue Holdings, Inc.


Date:  August 4, 2006                 By:  /s/ Patrick Chow
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary